UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 2, 2006
COVANTA HOLDING CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Lane Road
Fairfield, New Jersey	07004

(Address of principal executive offices)	(Zip Code)
(973) 882-9000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Rehabilitation Plan Implementation Agreement
Amendment to Agreement Regarding Closing
Latent Deficiency Claims Administration Procedures Agreement

Item 1.01. Entry into a Material Definitive Agreement.
     On January 11, 2006 Covanta Holding Corporation (the “Company”) executed a Rehabilitation Plan Implementation Agreement with John Garamendi, Insurance Commissioner of the State of California (the “Insurance Commissioner”), in his capacity as Trustee of the Mission Insurance Company Trust, the Mission National Insurance Company Trust and the Enterprise Insurance Company Trust (the “Implementation Agreement”). At a hearing on March 2, 2006, the Superior Court for the County of Los Angeles approved and authorized the Implementation Agreement. A copy of the Implementation Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
     As previously disclosed, the Company has substantial consolidated net operating loss tax carryforwards (“NOLs”) for federal income tax purposes. The NOLs predominantly arose from the taxable results of certain grantor trusts established in 1990 as part of a reorganization in which Mission Insurance Group, Inc. (“Mission Insurance”) emerged from bankruptcy. Since 1990, these grantor trusts have remained in existence as part of the administration of the insolvency estates of the former Mission Insurance entities. The Implementation Agreement resolves various disagreements and clarifies the treatment of certain liabilities, the Company’s assumption of certain tax costs and the manner of distributions to claimholders in such insolvency proceedings while further implementing that certain Agreement of Reorganization, Rehabilitation and Restructuring, dated as of December 13, 1989, among the parties to the original Mission Insurance restructuring (the “RRR Agreement”).
     In accordance with the RRR Agreement and related agreements, as of August 15, 1990, 1,648,488 shares of the Company’s common stock were issued to the Insurance Commissioner (and allocated among the grantor trusts) on behalf of certain claimholders in the Mission Insurance insolvency proceedings. Pursuant to the Implementation Agreement, the Insurance Commissioner will distribute to certain claimholders the number of such shares valued at approximately $9.14 million (based upon the average closing price of the Company’s common stock during the ten trading days prior to approval of the Implementation Agreement by the Superior Court for the County of Los Angeles). Also, the Company will contribute an aggregate of approximately $9.14 million in cash to the grantor trusts in order to facilitate the winding up of such trusts.
     A copy of an Amendment to Agreement Regarding Closing, which is Exhibit A to the Implementation Agreement, is filed as Exhibit 10.2 hereto and is incorporated herein by reference (the “Amendment”). The Amendment amends both the RRR Agreement and that certain Agreement Regarding Closing, dated as of August 9, 1990, among the parties to the original Mission Insurance restructuring. The Amendment clarifies the application of the tax rules consistent with the original restructuring.
     A copy of a Latent Deficiency Claims Administration Procedures Agreement, which is Exhibit B to the Implementation Agreement, is filed as Exhibit 10.3 hereto and is incorporated herein by reference (the “Claims Administration Procedures Agreement”). Pursuant to the Implementation Agreement, the parties entered into the Claims Administration Procedures Agreement to set forth a method to identify, process and evaluate certain claims for the purpose of distributing shares of the Company’s common stock in accordance with the insolvency proceedings. The Company is obligated to administer this process at its expense and has received a court order immunizing the Company from lawsuits or liability to individual claimants in performing such duties. The Insurance Commissioner has retained the right to oversee this process. The Company is required to use commercially reasonable best efforts to complete this process on or prior to December 31, 2006.
     Pursuant to the Implementation Agreement, the Company has agreed to indemnify the Insurance Commissioner (including in his capacity as trustee of the grantor trusts) for the Company’s performance or failure to perform under the Implementation Agreement and reimburse the Insurance Commissioner for certain expenses incurred in connection with the Implementation Agreement. The parties also release each other from all claims and liabilities prior to the date of the Implementation Agreement, excluding those relating to future obligations to perform under the RRR Agreement.
     The transactions contemplated by the Implementation Agreement are expected to close within 10 days after all of the closing conditions to the Implementation Agreement have been satisfied or waived. The material closing conditions that have not yet been satisfied include the issuance of an order by the Superior Court for the County of Los Angeles establishing the minimum amount of claims to be covered by the Implementation Agreement for the purposes of the stock distribution described above. The parties expect the Superior Court to consider a motion regarding the amount of such claims on April 28, 2006. While it is anticipated that all of the applicable conditions will be satisfied, there can be no assurance as to whether or when all of those conditions will be satisfied or, where permissible, waived. The Implementation Agreement provides that it shall be deemed terminated if the closing conditions are not satisfied or waived in writing on or before March 31, 2006. The parties, however, have agreed to extend such date into May 2006 and are in the process of documenting such agreement in writing.
     The description in this Item 1.01 of the Implementation Agreement, the Amendment and the Claims Administration Procedures Agreement and the transactions contemplated therein are qualified in their entirety by reference to the full text of the Implementation Agreement, the Amendment and the Claims Administration Procedures Agreement. There can be no assurance that the transactions contemplated by the Implementation Agreement will be consummated.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired — Not Applicable

(b)	Pro Forma Financial Information — Not Applicable

(c)	Exhibits

Exhibit No.	Exhibit

10.1	Rehabilitation Plan Implementation Agreement, dated January 11, 2006.

Exhibit No.	Exhibit

10.2	Amendment to Agreement Regarding Closing (Exhibit A to the Rehabilitation Plan Implementation Agreement), dated January 10, 2006.

10.3	Latent Deficiency Claims Administration Procedures Agreement (Exhibit B to the Rehabilitation Plan Implementation Agreement), dated January 11, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: March 2, 2006

COVANTA HOLDING CORPORATION
(Registrant)

By: Name:	/s/ Timothy J. Simpson Timothy J. Simpson,
Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Rehabilitation Plan Implementation Agreement, dated January 11, 2006.

10.2	Amendment to Agreement Regarding Closing (Exhibit A to the Rehabilitation Plan Implementation Agreement), dated January 10, 2006.

10.3	Latent Deficiency Claims Administration Procedures Agreement (Exhibit B to the Rehabilitation Plan Implementation Agreement), dated January 11, 2006.